Exhibit 99.1

Syntec Optics, Inc., a Leading Advanced Manufacturing Company, Completes Business Combination with OmniLit (Nasdaq:OLIT) and will Commence Trading on Nasdaq Under Ticker Symbol “OPTX”

ROCHESTER, NEW YORK (November 07, 2023) – Syntec Optics, Inc., an industry leader in ultra-high precision optics and photonics, announced today that it completed its business combination with OmniLit Acquisition Corp. (“OLIT”) on November 7, 2023. The combined company will operate under the name Syntec Optics Holdings, Inc. (“Syntec” and the “Company”).

Commencing November 8, 2023, at the opening of trading, Syntec’s common stock and warrants are expected to trade on the Nasdaq Stock Exchange (“Nasdaq”) under the symbols “OPTX” and “OPTXW,” respectively. The company will continue to be led by Joe Mohr, Chief Executive Officer, alongside the rest of the current Syntec management team.

OLIT’s shareholders approved the transaction at a special meeting held on October 31, 2023 (the “Annual Meeting”). Over 99.9% of the votes on the business combination proposal at the Annual Meeting were cast in favor of approving the business combination. OLIT’s shareholders also voted to approve all other proposals presented at the Annual Meeting.

“We are excited to begin the next chapter of Syntec’s story,” said Joe Mohr, Chief Executive Officer of Syntec Optics. “Becoming a public company is an important and exciting step forward for us. The proceeds we received from this transaction and our relationships in diverse end-markets will further facilitate the development and large-scale deployment of our new optics and photonics products while also helping us grow our existing core business.”

Skylar Jacobs, Chief Operating Officer of OLIT, added, “Through the merger of Syntec, OLIT achieved its intent to merge with a well-established optics and photonics company that delivers mission-critical solutions. We are excited as Syntec becomes a public company and is poised to revolutionize Low Earth Orbit satellites, light-weight military optics, and intelligent patient care.”

About Syntec Optics

Syntec Optics, headquartered in Rochester, NY, is one of the largest custom optics and photonics manufacturers in the United States. Operating for over two decades, Syntec Optics runs a state-of-the-art manufacturing facility with extensive core capabilities of various optics manufacturing processes, both horizontally and vertically integrated, to provide a competitive advantage for optics and photonics integrators. Syntec Optics’ mission is to provide a U.S.-based scalable platform of optics and photonics manufacturing that keeps American soldiers out of harm’s way, offers doctors technologically advanced tools for patient care, and delivers photonics-enabled precision to consumer products and services. SyntecOptics recently launched new products, including Low Earth Orbit satellite optics and lightweight night vision goggle optics. To learn more, visit www.syntecoptics.com.

About OmniLit Acquisition Corp.

OmniLit Acquisition Corp. (OmniLit) is a blank check company that identifies high-quality businesses with optics and photonics capabilities for a business combination. To learn more, visit www.omnilitac.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size, and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics or OLIT), which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by OLIT and its management, and Syntec Optics and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) the outcome of any legal proceedings that may be instituted against Syntec Optics, OLIT, the combined company or others following the announcement of the business combination and the transactions contemplated thereby; 2) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 3) the ability to meet Nasdaq’s listing standards following the consummation of the business combination; 4) the risk that the business combination disrupts current plans and operations of Syntec Optics as a result of the announcement and consummation of the business combination; 5) the inability to recognize the anticipated benefits of the business combination; 6) ability of Syntec Optics to successfully increase market penetration into its target markets; 7) the addressable markets that Syntec Optics intends to target do not grow as expected; 8) the loss of any key executives; 9) the loss of any relationships with key suppliers; 10) the loss of any relationships with key customers; 11) the inability to protect Syntec Optics’ patents and other intellectual property; 12) the failure to successfully execute manufacturing of announced products in a timely manner or at all, or to scale to mass production; 13) costs related to the business combination; 14) changes in applicable laws or regulations; 15) the possibility that Syntec Optics or the combined company may be adversely affected by other economic, business and/or competitive factors; 16) Syntec Optics’ estimates of its growth and projected financial results for 2023 and 2024 and meeting or satisfying the underlying assumptions with respect thereto; 17) the impact of any pandemic, including any mutations or variants thereof and the Russian/Ukrainian or Israeli conflict, and any resulting effect on business and financial conditions; 18) inability to complete any investments or borrowings in connection with the business combination; 19) the potential for events or circumstances that result in Syntec Optics’ failure to timely achieve the anticipated benefits of Syntec Optics’ customer arrangements; and 20) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OLIT’s Form S-1, 8k, and 10Q filings and registration statement on Form S-4 filed with the SEC, and declared effective on October 5, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OLIT nor Syntec Optics gives any assurance that either OLIT or Syntec Optics, or the combined company, will achieve its expected results. Neither OLIT nor Syntec Optics undertakes any duty to update these forward-looking statements except as otherwise required by law.

For further information, please contact:

Skylar Jacobs

Chief Operating Officer

info@omnilitac.com

SOURCE: OmniLit Acquisition Corp. (Nasdaq: OLIT)